RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2023
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
SFL
In April 2015, we agreed to a sale and leaseback transaction with SFL for eight Capesize vessels. These vessels were sold en-bloc for an aggregate price of $272.0 million. The vessels were delivered to SFL in the third quarter of 2015 and were time chartered-in by one of our subsidiaries for a period of ten years. Refer to Note 14, "Operating Leases" and Note 15, "Finance leases" for additional information related to these contracts.

Seatankers Management Co. Ltd. ("Seatankers")
During the first six months of 2023, we have been a commercial manager of 10 (six months ended June 30, 2022: 12) dry bulk vessels owned and operated by Seatankers. Pursuant to the management agreements, we receive $125 (six months ended June 30, 2022: $125) per day per vessel for managing the dry bulk vessels. From time to time we may also charter in dry bulk vessels owned by Seatankers on short-term time charters.

United Freight Carriers
With reference to Note 16, "Investments in associated companies", we also have an equity investment of 50% of the shares in UFC, a dry cargo vessel operator and logistics service provider that primarily focuses its activity on smaller bulk carriers with deadweight of up to 50,000 tonnes.

SwissMarine
In 2019, we provided SwissMarine with a $10.7 million subordinated shareholder loan, non-amortizing, with a five-year term. The loan had interest equivalent to the 12-month LIBOR plus a margin of 2%. In May 2020, the subordinated shareholder loan was partially repaid by SwissMarine, which included principal loan amount of $5.35 million. Remaining subordinated shareholder loan of $5.35 million was fully repaid by SwissMarine in the first quarter of 2022 and there is no outstanding balance as of June 30, 2023.

In addition, we have entered into several time charter agreements with SwissMarine and total time charter revenues from SwissMarine amounted to $0.3 million in the six months ended June 30, 2023 (six months ended June 30, 2022: $2.0 million).

TFG Marine
With reference to Note 16, "Investments in associated companies", in 2020 we made an equity investment in TFG Marine, in which we have determined to have significant influence. We provided a shareholder loan of $1.0 million to TFG Marine. In 2020, the shareholder loan in the total amount of $75,000 was converted to equity of TFG Marine, reducing the balance of the loan to $0.9 million. The loan has a five-year term and bore interest of LIBOR plus a margin of 7%. In February 2023, TFG fully repaid the outstanding loan of $0.9 million.

In six months ended June 30, 2023, we have paid $72.5 million to TFG Marine in relation to bunker procurement (six months ended June 30, 2022: $88.1 million). Upon purchase, bunkers were recorded as assets on the Consolidated Balance Sheet and were expensed using first-in, first-out basis once consumed during voyage charters. Practically it is not possible to accurately split out related party voyage expenses, and, as such, we have not summarized voyage expenses charged by related party in the table below.

In 2020, we issued a $20.0 million guarantee in respect of the performance of our subsidiaries under a bunker supply arrangement with the joint venture. In May 2022, we increased this guarantee under a bunker supply arrangement with TFG Marine from $20.0 million to $30.0 million. As of June 30, 2023 there are no exposures under the guarantee and liability recorded relating to the exposure. In addition, should TFG Marine be required to provide a parent company guarantee to its bunker suppliers or finance providers then for any guarantee that is provided by Trafigura and becomes payable, we shall pay an amount equal to our equity proportion of that amount payable. The maximum liability under this guarantee is $4.0 million. There are no amounts payable under this guarantee as of June 30, 2023.

Management Agreements
Technical Supervision Services
We receive technical supervision services from Frontline Management (Bermuda) Ltd ("Frontline Management"), a subsidiary of Frontline. Pursuant to the terms of the agreement, Frontline Management receives an annual management fee of $25,170 per vessel in 2023 ($26,714 per vessel in 2022). This fee is subject to annual review.

Other Management Services
We aim to operate efficiently through utilizing competence from other companies with the same main shareholder and these costs are allocated based on a cost-plus mark-up model. We buy services from related companies in relation to sales and purchase activities and administrative services in relation to our corporate headquarters. We may also provide certain financial management services to companies with the same main shareholder.

A summary of net amounts recorded as expense from related parties in the six months ended June 30, 2023 and June 30, 2022 is as follows:

(in thousands of $)	2023	2022
Frontline Management	1,069	1,163
SFL	13,482	18,375
Seatankers	1,365	4,793
CCL	—	395
Front Ocean Management AS	1,037	155
	16,953	24,881

Net amounts recorded as expense from related parties comprise of charter hire costs, bunker costs, general management and commercial management fees.
A summary of net amounts charged to related parties in the six months ended June 30, 2023 and June 30, 2022 is as follows:

(in thousands of $)	2023	2022
SFL	132	64
Seatankers	226	256
SwissMarine	279	2,033
UFC	900	—
Other	—	22
	1,537	2,375

Net amounts charged to related parties mainly comprise of commercial management fees and charter hire.

A summary of related parties income (expense) amounts included into Consolidated Statements of Operations as of June 30, 2023 and June 30, 2022 is as follows:

(in thousands of $)	2023	2022
Time charter revenues	279	2,033
Other revenues	1,258	342
Other operating income (expenses)	—	(413)
Ship operating expenses	(1,069)	(1,163)
Charter hire expenses1)	(14,556)	(22,716)
Administrative expenses	(1,328)	(589)
	(15,416)	(22,506)
1) Including charter hire expense for SFL finance leases which is subsequently credited to Depreciation and Interest expense

A summary of balances due from related parties as of June 30, 2023 and December 31, 2022 is as follows:

(in thousands of $)	2023	2022
Frontline	2,305	1,506
UFC	900	497
Seatankers	198	352
SFL	196	—
Credit loss allowance	(21)	(21)
	3,578	2,334

A summary of balances owed to related parties as of June 30, 2023 and December 31, 2022 is as follows:

(in thousands of $)	2023	2022
CCL	40	40
TFG Marine	11,505	9,219
Other	216	233
	11,761	9,492

As of June 30, 2023 and December 31, 2022, current receivables and payables with related parties mainly comprise unpaid fees for services rendered from and to related parties.
In addition to the short-term related party balances stated above and for the eight Capesize vessels we charter in from SFL, we have recognized right of use assets and lease obligations for these leases. See also Note 14, "Operating Leases" and Note 15, "Finance leases" for additional information related to these contracts and related lease balances.